SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): SEPTEMBER 2, 2005
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


             0-27618                              16-0547600
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     (Commission File Number)          (IRS Employer Identification No.)


140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK               14228-1197
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     (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number including area code: (716) 689-5400
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         OTHER EVENTS.

         On September 2, 2005, the registrant announced the completion of its previously announced sale of $136 million in aggregate principal amount of Senior Subordinated 8 7/8% Notes due 2013. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.


Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.




EXHIBIT NUMBER                DESCRIPTION
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99.1                          Press Release dated September 2, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                     COLUMBUS MCKINNON CORPORATION


                                     By:    /S/ KAREN L. HOWARD
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                                     Name:   Karen L. Howard
                                     Title:  Vice President and Treasurer and
                                                Interim Chief Financial Officer



Dated:  SEPTEMBER 2, 2005
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                                  EXHIBIT INDEX


EXHIBIT NUMBER              DESCRIPTION
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     99.1                   Press Release dated September 2, 2005